UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 14, 2017

Prolung, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54600	20-1922768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

757 East South Temple Suite 150 Salt Lake City, Utah	84102
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:

(801) 204-9623

  N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Following receipt of approval of the stockholders of Prolung, Inc. (the “Company”) as described in Item 5.07 of the Current Report on Form 8-K, the Company executed and filed with the Delaware Secretary of State a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) (a) increasing the number of authorized shares of Common Stock from 40,000,000 shares to 120,000,000 shares (with the number of authorized shares of Preferred Stock remaining at 10,000,000), and (b) implementing a classified Board of Directors (with the directors being divided into three classes, each of which class serves a three year term commencing in a different calendar year). The Company also adopted an amendment to the bylaws of the Company implementing the classified Board of Directors.

The existing directors of the Company have been placed in the following classes:

Name of Director	Class of Director
Todd Morgan	Class I
Robert Raybould	Class I
John C. Ruckdeschel	Class II
Scott Nixon	Class II
Robin L. Smith	Class III
Steven C. Eror	Class III

The amendments to the Certificate of Incorporation have been reflected in a Third Amended and Restated Certificate of Incorporation, a copy of which is filed herewith as Exhibit 3.1. The amendment to the Bylaws related to the classified Board of Directors has been reflected in a First Amended and Restated Bylaws (the “Amended Bylaws”), a copy of which is filed herewith as Exhibit 3.2. The Amended Bylaws also include provisions requiring that any proposal, or nomination, to be submitted at an annual meeting of the stockholders be not later than the close of business on the 90th day, nor earlier than the close of business on the 120th in advance of the anniversary of the previous year’s annual meeting (provided if the meeting is moved by more than 30 days, notice must be received not later than seven calendar days following the day on which public announcement of the date of the annual meeting).

Item 5.07

Submission of Matters to a Vote of Security Holders

As of July 14, 2017, the Company accepted the majority written consent of stockholders (the “Consent”) solicited pursuant to a consent solicitation statement on Form 14A filed with the Securities and Exchange Commission on June 6, 2017. The results of the Consent solicitation are as follows:

1.

Stockholders approved the ProLung Inc. Stock Incentive Plan, as follows

“For”	“Against”	“Abstain”	“Broker Non-Vote”
16,008,163	2,721,323	0	N/A
62.38%	10.60%	0%

2.

Stockholders granted our Board of Directors the discretionary authority to amend the Certificate of Incorporation at any time on or before March 31, 2018 to effect a reverse stock split of no fewer than two nor more than 20 shares outstanding shares of Common Stock into one share of post-split Common Stock, as follows

“For”	“Against”	“Abstain”	“Broker Non-Vote”
14,309,701	4,127,542	292,243	N/A
55.76%	16.08%	1.13%

3.

Stockholders approved approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 to 120,000,000, as follows:

“For”	“Against”	“Abstain”	“Broker Non-Vote”
15,940,101,	2,789,385	0	N/A
62.12%	10.87%	0%

4.

Stockholders approved approve amendments to our Certificate of Incorporation and Bylaws to allow for the classification of the Board, also known as a “staggered board”, as follows:

“For”	“Against”	“Abstain”	“Broker Non-Vote”
16,033,619	2,616,681	79,186	N/A
62.48%	10.19%	0.30%

Item 9.01 Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Third Amended and Restated Certificate of Incorporation
3.2	First Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prolung, Inc.

Dated: July 19, 2017

By: /s/Steven C. Eror

Steven C. Eror,

Chief Executive Officer